Exhibit 10.16

Administrative Services Agreement
Amendment No. 1

This Amendment dated March 5, 2008 to the Administrative Services Agreement (the “Agreement”) originally dated August 1, 2004 by and between iVoice, Inc., a New Jersey corporation (“iVoice”) and SpeechSwitch, Inc., a New Jersey corporation (the “Company”).

WHEREAS, the parties have agreed to amend this Agreement.

NOW THEREFORE, in consideration of the foregoing premises and the respective promises and agreements of the parties set forth herein, the parties hereto agree as follows:

1.	Effective on September 1, 2005, the Services Fee shall be revised to equal Four Thousand and Two Hundred and Twenty Dollars and Ninety-six Cents ($4,220.96).
2.
The Services Fees as defined in Section 3 of this Agreement and that are earned, accrued and remain unpaid shall be aggregated and converted into a Convertible Promissory Note in substantially the form as set forth in Exhibit A herein.

3.	All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of date written below:

iVoice, Inc.                                                                                     SpeechSwitch, Inc.

By:___________________                                                      By:___________________
Jerome Mahoney                                                                Bruce Knef
President and                                                                       President and
Chief Executive Officer                                                       Chief Executive Officer